    As filed with the Securities and Exchange Commission on February 9, 2001
                                                     REGISTRATION NO. 333-______
================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                         -------------------------------

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        --------------------------------

                      UNIVERSAL COMPRESSION HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                                            13-3989167
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                             Identification No.)


                              4440 BRITTMOORE ROAD
                              HOUSTON, TEXAS 77041
                                 (713) 335-7000
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                        --------------------------------

                      UNIVERSAL COMPRESSION HOLDINGS, INC.
                           INCENTIVE STOCK OPTION PLAN
                            (Full title of the plan)

                        --------------------------------

                               Agent for Service:

                                STEPHEN A. SNIDER
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                      UNIVERSAL COMPRESSION HOLDINGS, INC.
                              4440 BRITTMOORE ROAD
                              HOUSTON, TEXAS 77041
                                 (713) 335-7000
                (Name, address, including zip code, and telephone
               number, including area code, of agent for service)

                        --------------------------------

                          Copies of Communications to:

             MARK L. CARLTON                            CHRISTINE B. LAFOLLETTE
SENIOR VICE PRESIDENT AND GENERAL COUNSEL                   KING & SPALDING
  UNIVERSAL COMPRESSION HOLDINGS, INC.                     1100 LOUISIANA ST.
          4440 BRITTMOORE ROAD                                 SUITE 3300
          HOUSTON, TEXAS 77041                         HOUSTON, TEXAS 77002-5219
             (713) 335-7241                                  (713) 751-3239
           FAX: (713) 466-6720                            FAX: (713) 751-3290

                        --------------------------------

                         CALCULATION OF REGISTRATION FEE

============================================================================================================================
                                                                 PROPOSED MAXIMUM    PROPOSED MAXIMUM
         TITLE OF SECURITIES                     AMOUNT TO BE   OFFERING PRICE PER  AGGREGATE OFFERING       AMOUNT OF
           TO BE REGISTERED                      REGISTERED(1)      SHARE (2)            PRICE (3)      REGISTRATION FEE (3)
----------------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value per share........  1,100,000 shs.        $33.80           $37,180,000            $9,295
============================================================================================================================

(1) Represents additional shares reserved for issuance by the registrant under the Universal Compression Holdings, Inc. Incentive Stock Option Plan (the "Plan"). Pursuant to Rule 416(a), also registered hereunder is an indeterminate number of shares of common stock issuable as a result of the anti-dilution provisions of the Plan.

(2) Pursuant to Rule 457(h) and Rule 457(c), the offering price per share is computed on the basis of the average of the high and low sale prices for the common stock on the New York Stock Exchange on February 5, 2001, which was $33.80.

(3) Pursuant to Rule 457(h), the aggregate offering price and the amount of the registration fee are computed with respect to the maximum number of the registrant's securities issuable under the Plan covered by this registration statement.

THIS REGISTRATION STATEMENT ALSO CONSTITUTES POST-EFFECTIVE AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT ON FORM S-8 (REG. NO. 333-37648), WHICH TOGETHER RELATE TO AN AGGREGATE OF 3,012,421 SHARES OF COMMON STOCK. THE $11,613 REGISTRATION FEE WITH RESPECT TO THE 1,912,421 SHARES OF COMMON STOCK PREVIOUSLY REGISTERED HAS BEEN PREVIOUSLY PAID.
================================================================================

                              EXPLANATORY STATEMENT

         In accordance with General Instruction E to Form S-8, the contents of our Registration Statement on Form S-8 (Registration No. 333-37648) originally filed with the Securities and Exchange Commission on May 23, 2000 (the "Prior Registration Statement") is incorporated herein by reference, except for Items 3, 5 and 8 of Part II of the Prior Registration Statement. This registration statement covers 1,100,000 shares of common stock, which, together with the 1,912,421 shares of common stock registered under the Prior Registration Statement, constitutes an aggregate of 3,012,421 shares issuable under the Universal Compression Holdings, Inc. Incentive Stock Option Plan (the "Plan").

         The terms "Universal," "registrant," "our company," "we," "our" and "us," when used in this registration statement, refer to Universal Compression Holdings, Inc.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The documents containing the information specified in Part I will be sent or given to employees and/or directors of Universal Compression Holdings, Inc. and its subsidiaries as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). In accordance with the instructions of Part I of Form S-8, such documents will not be filed with the Securities and Exchange Commission (the "Commission") either as part of this registration statement or as a prospectus or prospectus supplement pursuant to Rule 424 of the Securities Act. These documents and the documents incorporated by reference pursuant to Item 3 of Part II of this Registration Statement, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act, and are incorporated herein by reference.

ITEM 1.  PLAN INFORMATION

         The information required to be provided to participants of the Plan pursuant to this Item is set forth in the Information Document for the Universal Compression Holdings, Inc. Incentive Stock Option Plan.

ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION

         The written statement required to be provided to participants of the Plan pursuant to this Item is set forth in the Information Document referenced in Item 1 above.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The contents of the following documents filed by us with the Commission are incorporated into this registration statement by reference:

         (a) Our Annual Report on Form 10-K for our fiscal year ended March 31, 2000, as amended November 3, 2000;

         (b) Our Quarterly Reports on Form 10-Q for the quarters ended June 30, 2000 and September 30, 2000;

         (c) Our Current Reports on Form 8-K filed on April 7, 2000, May 5, 2000, June 2, 2000, June 8, 2000, August 9, 2000, September 29,
               2000, October 26, 2000, November 9, 2000, December 1, 2000,
               January 3, 2001, and January 29, 2001;

         (c) Our Definitive Proxy Statement dated December 27, 2000, as supplemented by our Proxy Statement Supplement dated January 26, 2001, in connection with a special meeting of shareholders to be held February 6, 2001; and

         (d) The description of our common stock included in our Registration Statement on Form 8-A dated April 20, 2000, as amended in our Registration Statement on Form 8-A/A dated May 15, 2000.

         All documents subsequently filed by us pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Securities and Exchange Act of 1934, as amended, after the filing date of the registration statement and before the filing of a post-effective amendment to the registration statement that indicates that all securities offered under the Plan have been sold or that deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this registration statement and shall be deemed to be a part of this registration statement from the date of filing of such documents.

         Any statement contained in this registration statement or any other subsequently filed document incorporated or deemed to be incorporated by reference into this registration statement will be deemed modified or superseded for purposes of this registration statement to the extent that the subsequent statement modifies or supersedes such previous statement. Any such statement so modified or superseded shall now be deemed to constitute a part of this registration statement.

         We will provide without charge to each participant in the Plan, upon written or oral request of such persons, a copy (without exhibits, unless such exhibits are specifically incorporated by reference) of any or all of the documents incorporated by reference pursuant to this Item 3.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Legal matters in connection with the shares of common stock covered by this registration statement have been passed upon by Mark L. Carlton, our Senior Vice President and General Counsel.

ITEM 8.  EXHIBITS.

         The following exhibits are filed with or incorporated by reference into this registration statement pursuant to Item 601 of Regulation S-K:

    EXHIBIT NO.            DESCRIPTION
    -----------            -----------
        4.1                Specimen common stock certificate of Universal Compression Holdings, Inc. (incorporated by reference to Exhibit 4.1 of Amendment No. 2 dated May 22, 2000 to the registrant's
                           Registration Statement on Form S-1 (File No. 333-34090)).

        4.2                Restated Certificate of Incorporation of Universal Compression Holdings, Inc.
                           (incorporated by reference to Exhibit 3.1 to the registrant's Quarterly Report on Form
                           10-Q for the quarter ended June 30, 2000).

        4.3                Restated Bylaws of Universal Compression Holdings, Inc. (incorporated by reference to
                           Exhibit 3.2 to the registrant's Quarterly Report on Form 10-Q for the quarter ended June
                           30, 2000).

        4.4                Universal Compression Holdings, Inc. Incentive Stock Option Plan, as amended
                           (incorporated by reference to Exhibit 10 of registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998).

        4.5                Amendment Number One to Universal Compression Holdings, Inc. Incentive Stock Option
                           Plan, dated April 20, 2000 (incorporated by reference to Exhibit 10.3 to the registrant's Amendment No. 2 to the Registration Statement on Form S-1 (File No.
                           333-34090)).

        4.6                Amendment Number Two to Universal Compression Holdings, Inc. Incentive Stock Option
                           Plan, dated May 15, 2000 (incorporated by reference to Exhibit 10.4 to the registrant's
                           Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-34090)).

        4.7*               Amendment Number Three to Universal Compression Holdings, Inc. Incentive Stock Option
                           Plan, dated November 27, 2000.

        5.1*               Opinion of Mark L. Carlton as to the legality of the securities being registered.

        23.1*              Consent of Deloitte & Touche LLP.

        23.2*              Consent of Arthur Andersen LLP.

        23.3*              Consent of KPMG LLP.

        23.4*              Consent of Mark L. Carlton (included in Exhibit 5.1).

        24.1*              Power of Attorney (included on signature page).

     --------
     * Filed herewith.

ITEM 9.  UNDERTAKINGS.

         A.  Undertaking to Update

         The undersigned registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to:

                  (i) include any prospectus required by Section 10(a)(3) of the Securities Act;

                  (ii) reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement;

                  (iii) include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

provided, however, that paragraphs (A)(1)(i) and (A)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this registration statement.

         (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from the registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         B.  Undertaking with respect to Documents Incorporated by Reference

         The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         C.  Undertaking with respect to Indemnification

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                        SIGNATURES AND POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on this 9th day of February, 2001.


                                      UNIVERSAL COMPRESSION HOLDINGS, INC.


                                      By:  /s/ STEPHEN A. SNIDER
                                          --------------------------------------
                                           Stephen A. Snider
                                           President and Chief Executive Officer


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Stephen A. Snider, Ernie L. Danner and Richard W. FitzGerald, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing required or necessary to be done to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, could lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                SIGNATURE                                         TITLE                              DATE
                ---------                                         -----                              ----
 /s/ STEPHEN A. SNIDER                             President, Chief Executive Officer          February 9, 2001
 -------------------------------------------       and Director (Principal Executive
 Stephen A. Snider                                 Officer)


 /s/ RICHARD W. FITZGERALD                         Senior Vice President and Chief             February 9, 2001
 -------------------------------------------       Financial Officer (Principal
 Richard W. FitzGerald                             Financial Officer and Accounting
                                                   Officer)


 /s/ THOMAS C. CASE                                Director                                    February 9, 2001
 -------------------------------------------
 Thomas C. Case


 /s/ JOHN K. CASTLE                                Director                                    February 9, 2001
 -------------------------------------------
 John K. Castle


 /s/ ERNIE L. DANNER                               Executive Vice President and Director       February 9, 2001
 -------------------------------------------
 Ernie L. Danner


 /s/ C. KENT MAY                                   Director                                    February 9, 2001
 -----------------------------------------
 C. Kent May


 /s/ WILLIAM M. PRUELLAGE                          Director                                    February 9, 2001
 ---------------------------
 William M. Pruellage

 /s/ EDMUND P. SEGNER III                          Director                                    February 9, 2001
 ---------------------------
 Edmund P. Segner III


 /s/ SAMUEL URCIS                                  Director                                    February 9, 2001
 -----------------------------------------
 Samuel Urcis

                                INDEX TO EXHIBITS

    EXHIBIT NO.            DESCRIPTION
    -----------            -----------
        4.1                Specimen common stock certificate of Universal Compression Holdings, Inc. (incorporated by reference to Exhibit 4.1 of Amendment No. 2 dated May 22, 2000 to the registrant's
                           Registration Statement on Form S-1 (File No. 333-34090)).

        4.2                Restated Certificate of Incorporation of Universal Compression Holdings, Inc.
                           (incorporated by reference to Exhibit 3.1 to the registrant's Quarterly Report on Form
                           10-Q for the quarter ended June 30, 2000).

        4.3                Restated Bylaws of Universal Compression Holdings, Inc. (incorporated by reference to
                           Exhibit 3.2 to the registrant's Quarterly Report on Form 10-Q for the quarter ended June
                           30, 2000).

        4.4                Universal Compression Holdings, Inc. Incentive Stock Option Plan, as amended
                           (incorporated by reference to Exhibit 10 of registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998).

        4.5                Amendment Number One to Universal Compression Holdings, Inc. Incentive Stock Option
                           Plan, dated April 20, 2000 (incorporated by reference to Exhibit 10.3 to the registrant's Amendment No. 2 to the Registration Statement on Form S-1 (File No.
                           333-34090)).

        4.6                Amendment Number Two to Universal Compression Holdings, Inc. Incentive Stock Option
                           Plan, dated May 15, 2000 (incorporated by reference to Exhibit 10.4 to the registrant's
                           Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-34090)).

        4.7*               Amendment Number Three to Universal Compression Holdings, Inc. Incentive Stock Option
                           Plan, dated November 27, 2000.

        5.1*               Opinion of Mark L. Carlton as to the legality of the securities being registered.

        23.1*              Consent of Deloitte & Touche LLP.

        23.2*              Consent of Arthur Andersen LLP.

        23.3*              Consent of KPMG LLP.

        23.4*              Consent of Mark L. Carlton (included in Exhibit 5.1).

        24.1*              Power of Attorney (included on signature page).

     --------
     * Filed herewith.